                                                                    Exhibit 10.7


                                MODIFICATION AGREEMENT

     This MODIFICATION AGREEMENT entered into at Boston, Massachusetts, as of December 19, 1997, between Fix-Corp. International, Inc., a Delaware corporation, with an address of 1835 James Parkway, Heath, Ohio 43056, Palletech, Inc., a Delaware corporation, with an address of 1835 James Parkway, Heath, Ohio 43056 and Fixcor Industries, Inc., a Delaware corporation, with an address of 1835 James Parkway, Heath, Ohio 43056 (collectively, the "Borrowers" and each a "Borrower") and Gordon Brothers Capital, LLC a Delaware limited liability company with an address of 40 Broad Street, Boston, Massachusetts 02109 (the "Lender").

     WHEREAS, the Lender has made a loan to the Borrowers in the original principal amount of $3,500,000 (the "Loan") evidenced by that certain Note, dated July 9, 1997 (the "Note"), by the Borrowers in favor of the Gordon Brothers Capital Corporation ("GBCC"), the predecessor in interest of the Lender, in the original principal amount of $3,500,000 which matures on October 31, 1998 (the "Maturity Date"). In addition the Borrowers executed and delivered to GBCC a certain Loan and Security Agreement, dated July 9, 1997 (the "Loan Agreement") in connection with the Loan. The Note, the Loan Agreement and any and all other documents, agreements, instruments, certificates, amendments or renewals, including without limitation all guarantys, security agreements and mortgages, executed and delivered to the GBCC or Lender in connection with the Note are collectively hereinafter referred to as the "Loan Documents".

     WHEREAS, to secure the Borrowers' obligations under the Note and the other Loan Documents, the Borrowers pledged to and granted in favor of the Lender a security interest and/or mortgage in certain property (hereinafter collectively referred to as the "Collateral"), all more fully described in the Loan Documents;

     WHEREAS, the Borrowers have requested the Lender increase the amount of the Loan to $7,000,000 and to modify the terms of the Loan as set forth herein; and

     WHEREAS, subject to the terms, and conditions in this Agreement, the Lender is willing to increase the amount of the Loan to $7,000,000 and to modify the terms of the Loan as set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower mutually agree as follows:

     1. RATIFICATION. All of the terms, covenants, provisions, representations, warranties, and conditions of the Loan Documents, as amended or modified hereby, are ratified, acknowledged, confirmed, and continued in full force and effect as if fully restated herein.

     2. COLLATERAL. Each Borrower confirms and ratifies its continuing mortgage, pledge, assignment, and/or grant of security interest in the Collateral to and in favor of the Lender as set forth in the Loan Documents.

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     3.   INCREASE AND MODIFICATION.  The Borrowers and the Lender hereby agree to increase the Loan to $7,000,000 and to modify the terms of the Note in accordance with an amended and restated note (the "Amended Note") in the form attached hereto as Exhibit A. The Amended Note shall be secured by the same collateral to the same extent and with the same priority as the Note.

     4. MODIFICATION OF LOAN AGREEMENT. The Borrowers and the Lender hereby agree to modify the terms of the Loan Agreement as follows:

          (a) Section 1 of the Loan Agreement is hereby deleted and replaced with the following:

               1.1 LOAN. Lender agrees to lend to Borrowers at Lender's discretion upon any Borrower's request up to Seven Million Dollars and Zero Cents ($7,000,000) (the "Revolving Loan Amount") or such other amounts as may from time to time be established by Lender, subject to the terms and conditions set forth herein, but in no event more than the Borrowing Base, as such term is hereinafter defined and as calculated in a borrowing base certificate in the form of Exhibit A, attached hereto, and delivered to the Lender prior to each advance under the Revolving Loan as hereafter defined or as otherwise required by the Lender. The Revolving Loan made pursuant to this Agreement (the "Revolving Loan") shall be evidenced by that certain Revolving Term Note, dated as of December 19, 1997 (the "Note") in the amount of the Revolving Loan Amount. This Agreement, the Note, and any and all other documents, amendments or renewals executed and delivered in connection with any of the foregoing are collectively hereinafter referred to as the "Loan Documents".

               1.2 LOAN ACCOUNT. At the option of the Lender, an account shall be opened on the books of Lender which shall be designated on Lender's books and records as Borrowers' "Loan Account" in which account a record will be kept of all loans and other advances made by Lender to Borrowers under or pursuant to this Agreement, and all payments thereon and other appropriate debits and credits as provided by this Agreement. Each advance made hereunder may be credited by Lender to any deposit account of any Borrower with Lender or with any other Lender with which any Borrower maintains a deposit account, or may be paid to any Borrower or may be applied to any Obligations, as Lender may in each instance elect.

               1.3 INTEREST. Interest will be charged to Borrower on the principal amount from time to time outstanding at the rate specified in the Note in accordance with the terms of the Note. If not specified in the Note interest will be charged at the highest rate per annum charged by Lender to Borrower on any other Obligation based on a 360-day year.

               1.4 ADDITIONAL LOANS. Any loans, advances and credits to the Borrowers that are made in excess of the Revolving Loan Amount for the line of credit established hereunder shall not affect the


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

               obligations of Borrowers or any of the Lender's rights or remedies hereunder or under the Loan Documents or otherwise, such loans and all loans hereunder to be secured by the Collateral, as hereinafter defined, and to be due and payable to the Lender upon the same terms as the Revolving Loan pursuant to the Note, and shall bear interest at the rate set forth in the Note. All checks or other items paid by Lender which cause an overdraft in any deposit account maintained by Borrowers with Lender shall constitute an advance to Borrowers pursuant to this Agreement, repayable on demand, and shall be secured by all Collateral at any time pledged by Borrowers to Lender.

               1.5 AUTHORIZED PERSONS. Any person duly authorized by a general borrowing resolution of any Borrower, or in the absence of such a resolution, the President, Treasurer or any Vice President of any Borrower, may request discretionary loans hereunder, either orally or otherwise, but the Lender at its option may require that all requests for loans hereunder shall be in writing. The Lender shall incur no liability to the Borrowers in acting upon any request referred to herein which the Lender believes in good faith to have been made by an authorized person or persons.

               1.6 MONTHLY STATEMENT. At the option of the Lender, after the end of each month, Lender will render to Borrowers a statement of Borrowers' Loan Account with Lender, showing all applicable credits and debits. Each statement shall be considered correct and to have been accepted by each Borrower and shall be conclusively binding upon each Borrower in respect of all charges, debits and credits of whatsoever nature contained therein under or pursuant to this Agreement, and the closing balance shown therein, unless any Borrower notifies Lender in writing of any discrepancy within twenty (20) days from the mailing by Lender to Borrowers of any such monthly statement.

     (b)  The following definitions shall be added to Section 2.2 of the Loan
          Agreement:
               "Accounts Receivable" means all each Borrower's accounts, accounts receivable, contract rights, notes, bills, drafts, acceptances, instruments, documents, chattel paper and all other debts, obligations and liabilities in whatever form owing to such Borrower from any Person (as defined below) for goods sold by it or for services rendered by it, or however otherwise established or created, all guaranties and security therefor, all right, title and interest of each Borrower in the goods or services which gave rise thereto, including rights to reclamation and stoppage in transit and all rights of any unpaid seller of goods or services; whether any of the foregoing be now existing or hereafter arising, now or hereafter received by or owing or belonging to such Borrower.

               "Borrowing Base" as used in this Agreement means the sum of the


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

               following (as shown on Lender's records at any time) and as reported by Borrower at the time of each loan request and at least monthly in a Borrowing Base Certificate as required by this
               Agreement:

               (i) 80% of the unpaid face amount of all Eligible Accounts (as defined herein), PLUS

               (ii) 50% of the cost or market value, which ever is lower, of all Eligible Inventory (as such term is defined herein), PLUS

               (iii) 70% of the appraised orderly liquidation value of Equipment, as determined in an appraisal acceptable to Lender in its sole discretion, PLUS

               (iv) 100% of cash on deposit in any account subject to a blocked account agreement in favor of Lender and in form acceptable to Lender in its sole discretion.

     (c) "Eligible Account" means an Account Receivable which initially and at all times until collected in full:

               (i)  is not more than 90 days from the date of invoice;

               (ii) arose in the ordinary course of business from the domestic performance of services or the outright sale of goods (excluding conditional sale or sale and return); such services have been performed or such goods have been shipped to the account debtor; and in the case of goods, any Borrower has possession of or has delivered to Lender shipping and delivery receipts evidencing shipment;

               (iii) is not owed by an account debtor who is a supplier, employee or parent, subsidiary or other affiliate of any Borrower;

               (iv) is not evidenced by a promissory note or other instrument, is subject to a perfected security interest in favor of Lender and is not subject to any other lien;

               (v) is not owed by an account debtor whose principal place of business is located outside of the United States of America; provided, however, that such Account may constitute an Eligible Account (i) if foreign credit insurance (satisfactory to Lender in all respects) is obtained for such Account Receivable listing the Lender as an additional insured, or (ii) if it is supported by letter(s) of credit issued to any Borrower by financial institution(s) acceptable to Lender;

               (vi) is a non-contingent obligation that is not subject to set-off, credit, defense, warranty claim, allowance or adjustment by the account debtor except normal discount allowed in the ordinary course for prompt payment, and such account debtor has not complained as to its liability thereon nor returned any of the subject goods;

               (vii) did not arise out of any sale made on an advanced billing, bill


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

               and hold, dating or delayed shipment basis;

               (viii) is owed by an account debtor as to which Borrowers have received no notice and have no knowledge of Bankruptcy, insolvency or other facts which make collection doubtful, and has not been turned over to a collection agency or attorney;

               (ix) respecting which the account debtor is not located in the Sate of New Jersey, or the State of Minnesota or any other state denying creditors access to its courts in the absence of such creditor's qualification to conduct business as a foreign corporation in such state or complying with other filing or reporting requirements unless Borrowers have filed all legally required filings and reports, obtained any necessary authorities or certificates to do business, and paid any applicable taxes and/or fees to the applicable state agency in such state;

               (x) if owed by the United States of America, has upon Lender's request therefor, been properly assigned to the Lender pursuant to the Federal Assignment of Claims Act, and is not subject to any right of offset or other claims; and

               (xi) has not been designated by Lender in its reasonable discretion as unacceptable for any reason by notice to any Borrower setting forth the reason for such designation; provided, however, that this subsection shall not apply to any Account Receivable that is insured by credit insurance.

     (d) "Eligible Inventory" means any Borrower's Inventory (including raw materials or finished goods) which initially and at all times until sold is:

               (i) new and unused (except, with Lender's written approval, used equipment held for sale or lease), in first-class condition, merchantable and salable through normal trade channels;

               (ii) at a location which has been identified in writing to Lender;

               (iii) subject to a perfected security interest in favor of Lender and owned by such Borrower free and clear of any lien except in favor of Lender;

               (iv) not obsolete; not scrap, waste, defective goods and the like;

               (v) and has been produced by such Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders promulgated thereunder;

               (vi) not stored with a bailee, warehouseman, processor or similar party unless Lender has given its prior written consent thereto and such Borrower has caused each such bailee, warehouseman, processor or similar party to issue and deliver to Lender warehouse receipts and lien waivers in Lender's name for such inventory, and in the case of processors, unless such are goods segregated and labeled as belonging to such Borrower or such Borrower has perfected its interest therein by retaining a security interest therein and filing financing statements against such processor pursuant to the Uniform Commercial Code;

               (vii) and has not been designated by Lender in its reasonable discretion as unacceptable for any reason by notice to such Borrower provided that such notice shall specify the reason for such designation;

               (viii) and has been since the date of this Agreement valued for financial reporting purposes on a basis consistent with the basis applied for prior financial periods; and

               (ix) not held on consignment by a customer unless such Borrower has perfected its interest therein by filing financing statements against such customer and by prior notification of secured parties of such customer as required by Section 2-326(3)(c) and 9-114 of the Uniform Commercial Code.

     5. RELEASE OF LENDER. Each Borrower further acknowledges that the Note is a valid and legal binding obligation of such Borrower, enforceable in accordance with its terms, and is not subject to any defenses, counterclaims, or offsets of any kind, and to the extent any such defenses, counterclaims or offsets exist, notwithstanding the representation to the contrary contained in this paragraph, such defenses, counterclaims and offsets are hereby waived by such Borrower and all other parties obligated to the Lender on account of the Note or the Loan Documents.

     6. FACILITY FEE. The Borrowers agree to pay the Lender a monthly facility fee in the amount of $17,500 payable monthly in addition to all amounts due respecting the Note.

     7. EXIT FEE. In addition to all other amounts due respecting the Loan, the Borrower shall pay to the Lender an exit fee at the time (the "Payoff Time") all amounts outstanding respecting the Loan are paid in full equal to the greater of (i) $600,000; or (ii) an amount calculated by multiplying (x) the average daily balance of the amount outstanding respecting the Loan from the date of this Agreement until the Payoff time, as calculated by Lender in its reasonable discretion, by (y) the number of actual days from the date of this Agreement until the Payoff time, and by (z) a percentage equal to twenty (20%) percent divided by 360.

     8. SET-OFF. Any deposits, balances or other sums credited by or due from the Lender or any of its affiliates to any Borrower may, at any time, whether or not an event of default has occurred or demand has been made, without notice to any Borrower, or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived), be set off, appropriated and applied by Lender against any and all of the obligations of Borrowers to the Lender in such manner as the Lender in its sole discretion may determine.


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

     9. COUNSEL FEES AND EXPENSES. Each Borrower will, upon demand, pay all counsel fees and expenses reasonably incurred by the Lender in connection with this Agreement, as well as fees and expenses of counsel which the Lender may hereafter incur in revising, interpreting, protecting or enforcing any of the Lender's rights as against any Borrower, any security held by the Lender or which result from any claim or action by any third person against the Lender that would not have been asserted were it not for the Lender's relationship with Borrowers hereunder. Each Borrower specifically authorizes the Lender to pay all such fees and expenses and charge the same to its loan account with the Lender.

     10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

     11. BINDING EFFECT OF AGREEMENT. All covenants, agreements, representations and warranties contained herein shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether expressed or not; provided that Borrowers may not assign or transfer its rights hereunder.

     12. FURTHER ASSURANCES. Each Borrower will from time to time execute and deliver to the Lender, and take or cause to be taken, all such other further action as the Lender may request in order to effect and confirm or vest more securely in the Lender all rights contemplated hereunder.

     13. AMENDMENTS AND WAIVERS. This Agreement may be amended and any Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if such Borrower shall obtain the Lender's prior written consent to each such amendment, action or omission to act. No delay or omission on the part of Lender in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Lender on any future occasion.

     14. TERMS OF AGREEMENT. This Agreement shall continue in force and effect so long as any obligation of any Borrower to Lender shall be outstanding and is supplementary to each and every other agreement between each Borrower and Lender and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of each Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between any Borrower and the Lender be construed to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of such Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

     15. NOTICES. Any notices under or pursuant to this Agreement shall be deemed duly received by each Borrower and Lender and effective if delivered in hand to any officer or agent of any Borrower or Lender or if mailed by registered or certified mail, return receipt requested, addressed to a Borrower or Lender at the


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          address set forth above or as any party shall provide by written notice to the other party.

     16. MASSACHUSETTS LAW. This Agreement is intended to take effect as a sealed instrument and has been executed or completed and is to be performed in Massachusetts, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the domestic laws of Massachusetts.

     17. REPRODUCTIONS. This Agreement and all documents which have been or may be hereinafter furnished by any Borrower to the Lender may be reproduced by the Lender by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

     18. VENUE. Each Borrower irrevocably submits to the nonexclusive jurisdiction of any federal or state court sitting in Massachusetts, over any suit, action or proceeding arising out of or relating to this Agreement. Each Borrower irrevocably waives to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Each Borrower irrevocably appoints the Secretary of State of the Commonwealth of Massachusetts as its authorized agent to accept and acknowledge on its behalf any and all process which may be served in any such suit, action or proceeding, consents to such process being served (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such Borrower's address shown above or as notified to the Lender and (ii) by serving the same upon such agent, and agrees that such service shall in every respect be deemed effective service upon such Borrower.

     19. JURY WAIVER. THE BORROWERS AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH. EACH BORROWER CERTIFIES THAT NEITHER THE LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

                               INTENTIONALLY LEFT BLANK

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     Executed under seal as of the date written above.

Witness                                 Borrower:

                                        Fix-Corp. International, Inc.



/s/ Andrew I. Press                     By: /s/ Mark Fixler
-----------------------------------         ------------------------------------
                                            Mark Fixler, President & CEO
                                        1835 James Parkway
                                        Heath, Ohio  43056


Witness                                 Borrower:

                                        Palletech, Inc.



/s/ Andrew I. Press                     By: /s/ Gary DeLaurentiis
-----------------------------------         ------------------------------------
                                            Gary DeLaurentiis, President

                                        1835 James Parkway
                                        Heath, Ohio  43056


Witness                                 Borrower:

                                        Fixcor Industries, Inc.


/s/ Andrew I. Press                     By: /s/ Gary DeLaurentiis
-----------------------------------         ------------------------------------
                                            Gary DeLaurentiis, President

                                        1835 James Parkway
                                        Heath, Ohio  43056



Accepted: Gordon Brothers Capital, LLC



By: /s/ Warren H. Feder
   --------------------------------------
Name: Warren H. Feder, President


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